================================================================================
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                 Annual Report
                               Foreign Bond Funds
--------------------------------------------------------------------------------
                                December 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
FOREIGN BOND FUNDS
------------------

     * Prices of high-quality developed country bonds fell in 1999 as economic activity improved and central banks raised interest rates. The euro fell against the dollar.

     * Emerging market bonds posted strong returns, recovering from the financial crises of 1998.

     * The International Bond and Global Bond funds rose slightly in the second half but declined for the year. The Emerging Markets Bond Fund delivered solid gains.

     * While the developed bond markets face further rate increases in the near term, we believe the longer-term outlook remains positive because of high after-inflation yields.
================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------

     Investors in high-quality bonds in the U.S. and overseas may be anxious to forget 1999 -- the most difficult year for bonds since 1994. Most of the damage from rising interest rates and falling bond prices was done in the first half, however, and investment-grade bonds managed positive total returns in the final six months. The euro's decline against the U.S. dollar, especially in the first half, added to the weakness in high-quality euro bonds.

     The 1998 flight to quality in U.S. and European bonds became a flight away from interest rate risk as U.S. growth powered ahead and foreign economies recovered more quickly than expected. Central banks in both regions raised short-term interest rates throughout the second half. The Global Bond Fund and the International Bond Fund rose slightly over the past six months but still declined on the year. In keeping with the theme of global economic strength, the Emerging Markets Bond Fund posted strong results in both periods.

MARKET ENVIRONMENT
------------------
************************************************************
DEVELOPED MARKETS PERFORMANCE
-----------------------------
                                   In Local         In U.S.
    6 Months Ended 12/31/99        Currency         Dollars
    -----------------------        --------         -------
    Australia                        -0.08%          -1.22%
    France                           -1.73           -4.49
    Germany                          -1.48           -4.24
    Italy                            -1.59           -4.35
    Japan                             2.37           21.06
    Spain                            -1.69           -4.44
    United Kingdom                    0.63            2.89
    United States                    -0.11           -0.11

Source: J.P. Morgan.
************************************************************

     Of all the developed country bond markets in the world, the one with perhaps the weakest fundamentals -- Japan -- performed the best in both U.S. dollar and local currency terms over the past six months, as shown in the table. Despite the expected massive issuance of government debt to stimulate the economy, Japanese bonds posted modest gains in yen terms and outstanding gains in dollar terms given the 18% rise of the yen in the second half. A record influx of foreign equity investments boosted the yen, and surplus cash in the banking system was reinvested in Japanese government bonds. Economic data suggested more of a bottoming than a meaningful recovery, but signs that Japanese companies were serious about restructuring attracted foreign investors.

************************************************************
 EMERGING MARKETS PERFORMANCE
 ----------------------------
                                                In U.S.
    6 Months Ended 12/31/99                     Dollars
    -----------------------                     -------
    Emerging Markets Bond Index Plus             13.93%
    Brady Indexes (by issuer): *
       Argentina                                 12.78
       Brazil                                    19.88
       Mexico                                    11.56
       Poland                                     4.43
       Venezuela                                  7.44

     * Brady bonds are restructured debt obligations of many emerging market countries that enable these nations to repay loans while they implement economic reforms. The bonds are denominated in U.S. dollars and have extended maturities and lower interest rates.

Source:  J.P. Morgan.
************************************************************

     Though economies in Europe began to recover, the euro continued to flounder. Financial markets remained uneasy about the credibility of euro zone institutions and the durability of the Economic and Monetary Union (EMU). The euro declined 3% in the second half, and 17% for the year. Nevertheless, one benefit of a common currency did materialize -- the corporate bond market in the euro zone sprang to life in 1999. Issuance surpassed that of the U.S. in the euro's first year, spurred by merger-and-acquisition activity.

     Bond returns were negative in most other developed markets in the second half, as investors expected more short-term rate hikes to come in 2000. The U.S. economy grew at a 5.5% annualized rate in the fourth quarter, and the Federal Reserve increased the key federal funds rate by a quarter of a percentage point in early February. Another ratehike was expected in March. Long-term U.S. Treasury yields rose from about 5% at the start of 1999 to nearly 6.5% by the end. U.K. bonds were an exception, managing modest returns despite rate increases by the central bank. In contrast to the euro, the currencies of the U.K. and Sweden, both of which remain outside the euro zone, were only slightly weaker against the U.S. dollar for the year.

     Lower-quality bonds were the bright spots in this environment. U.S. high-yield ("junk") bonds managed an anemic gain for the year, but the fledgling European high-yield sector turned in an impressive 11% return. Emerging market bonds did not suffer long in the wake of Brazil's currency devaluation in January, and gained 25% for the year, led by Russian and Brazilian debt. Russian bonds, the basket case of 1998, returned a stunning 165% last year.

GLOBAL BOND FUND
----------------
************************************************************
PERFORMANCE COMPARISON
----------------------
    Periods Ended 12/31/99             6 Months   12 Months
    ----------------------             --------   ---------
    Global Bond Fund                      1.66%      -6.69%
    --------------------------------------------------------
    J.P. Morgan Global Government
       Bond Index (unhedged)              2.28       -5.08
    --------------------------------------------------------
************************************************************

     Despite a modest total return in the six months ended December 31, performance was negative for 1999, as it was for most other high-quality, long-term bond funds. Rising interest rates and falling bond prices, especially in the U.S. and Europe, and the decline of the euro hurt peformance. Results for both periods lagged the benchmark, as shown in the table. Our overweighted position in the euro and longer duration were primarily responsible for this shortfall in the first half of the year. (Duration measures a bond fund's sensitivity to interest rates. For example, the share price of a fund with a duration of six years will rise about 6% in response to a one-percentage-point decline in rates, and fall about 6% in response to an equivalent increase in rates.) Late in the first half, we reduced duration to a neutral posture in our U.S. and European holdings, and also trimmed euro exposure. We underperformed in the second half principally because we were underweighted in Japanese bonds and in the strong yen. Our cautious stance in Japan has yet to be rewarded. Overall, we continued to reduce duration, from 5.9 years six months ago to 5.4 years at the end of the period.

************************************************************
GLOBAL BOND FUND PORTFOLIO DIVERSIFICATION
------------------------------------------
United States                        43%
United Kingdom                        7%
Supranational                         6%
Germany                               5%
Netherlands                           5%
Denmark                               5%
France                                4%
Other and Reserves                   25%
-----------------------------------------
Total                               100.0%

NET CURRENCY EXPOSURE:
----------------------
Euro                                 36.6%
U.S. dollar                          26.1
Japanese yen                         18.4
U.K. pound                            5.8
Canadian dollar                       5.4
Danish krone                          4.7
Other                                 3.0
-----------------------------------------
Total                               100.0%


Based on net assets as of  12/31/99.  Percentages reflect the issuing country of the fund's securities.Excludes the effects of forward currency contracts.
************************************************************

     Total euro exposure -- our largest single currency position -- was up slightly from June 30 at 36.6%, as shown in the chart on the previous page. This represents a modest overweighting versus the index, and we intend to maintain this posture because we expect the euro to strengthen, as we discuss in the Outlook section. A supply-and-demand imbalance caused long-term U.K. bonds to rally, pushing yields down toward 4% -- compared with nearly 6.5% for long-term U.S. Treasuries. We consider U.K. long bonds extremely overvalued at this level.

     Although government bonds outside Japan performed poorly all year, most of the price erosion occurred in the first half before official rates were raised. Nonetheless, nongovernment bonds, including investment-grade corporates and especially high-yield bonds, fared better than government debt. Both these sectors were eclipsed by emerging market bonds, which rallied along with the global economy. Stronger world growth means higher revenues for emerging market governments and corporations. Your fund's 13% exposure to high-yield and emerging market debt combined (the rewarding European high-yield sector included) partially offset the negative contributions discussed earlier. Average credit quality remained high at AA+. (See the Portfolio Highlights table on page 10.)

     Australian bond allocations were cut back after the market outperformed. However, we maintained a slight overweight position in the Canadian dollar. Your fund also benefited from a trade in South African bonds. Markets in all three countries were aided by the rebound in commodity prices. We also had a 2% allocation to Greece that performed well as investors anticipated that country's entry into the EMU in 2001.

INTERNATIONAL BOND FUND
-----------------------
************************************************************
 PERFORMANCE COMPARISON
 ----------------------
    Periods Ended 12/31/99             6 Months   12 Months
    ----------------------             --------   ---------
    International Bond Fund               1.92%      -7.86%
    --------------------------------------------------------
    J.P. Morgan Non-U.S. Dollar
       Government Bond Index              3.49       -6.17
    --------------------------------------------------------
************************************************************

     The poor performance of high-quality foreign bonds in 1999 was reflected in fund performance. Though the fund posted a small positive return in the second half -- thanks to coupon income -- total return for the year remained in the red. Improving economies around the world drove interest rates up and bond prices down. Bonds denominated in the new euro fell even more sharply for U.S. investors because of the dollar's strength. Performance in both periods lagged the benchmark. In the first half, our larger position in the euro compared with the benchmark, along with the fund's longer duration, caused the shortfall. (Duration measures a bond fund's sensitivity to interest rates. For example, the share price of a fund with a duration of six years will rise about 6% in response to a one-percentage-point decline in rates, and fall about 6% in response to an equivalent increase in rates.) In the second quarter, we reduced duration to a neutral posture for European bonds, and we also modestly trimmed euro exposure. The fund's second half underperformance is attributable to our underweighting in Japanese bonds and, especially, the yen, which was quite strong. We have been cautious on Japan for some time, but this stance has not benefited the fund to date. Duration was reduced even further in the second half, from 5.9 years on June 30 to 5.2 years at the end of the year.

************************************************************
INTERNATIONAL BOND FUND PORTFOLIO DIVERSIFICATION
-------------------------------------------------
United States                        15%
Germany                              15%
United Kingdom                       11%
Supranational                         9%
Netherlands                           6%
Denmark                               6%
Italy                                 5%
Other and Reserves                   33%
------------------------------------------
Total                               100.0%

NET CURRENCY EXPOSURE:
----------------------
Euro                                 54.5%
Japanese yen                         24.9
U.K. pound                            8.9
Canadian dollar                       6.5
Danish krone                          5.2
------------------------------------------
Total                               100.0%

Based on  net assets as of 12/31/99.  Percentages reflect  the issuing country of the fund's securities. Excludes the effects of forward currency contracts.
************************************************************

     The fund is run in similar fashion to the Global Bond Fund, with the exception that the International Bond Fund does not invest in the U.S. and does not attempt, for the most part, to hedge against currency risk. Indeed, one reason for choosing the International Bond Fund over the Global Bond Fund is to protect a portion of your assets from possible weakness in the U.S. dollar. This strategy did not reward investors in 1999.

     Exposure to the euro remained little changed from six months ago at 54.5% as shown in the Portfolio Diversification chart. We will maintain this slightly overweighted position versus the index because we consider the euro significantly undervalued and expect it to rise from these levels, as we discuss in the Outlook section. U.K. bonds rallied modestly in the second half, due mainly to supply-and-demand factors, and yields fell toward 4%. Given yields of nearly 6.5% on long-term U.S. Treasuries, we consider U.K. long bonds extremely overvalued. However, our re duction of duration in the U.K. did not provide any performance benefit in the second half.

     Government bonds outside Japan were poor performers all year, but most of the price declines came in the first half, before central banks began raising rates. Nongovernment bonds, particularly investment-grade corporates and especially high-yield bonds, fared better than government securities. The best-performing sector was emerging market debt, which surged as global economies strengthened, improving the outlook for issuers' credit ratings. Your fund's 14% exposure to high-yield and emerging market debt combined partially offset the negative contributions discussed earlier. The European high-yield market began to blossom this year thanks to EMU, and returns were strong. Average credit quality remained high at AA+. (See the Portfolio Highlights table on page 10.)

     We reduced our holdings of Australian bonds following their out-performance, but maintained a slightly overweight allocation to the Canadian dollar. The fund also made a successful trade in South African bonds. All three countries benefited from the recovery in commodity prices. Our 2% exposure to Greece performed well as investors expect the country to join the euro zone next year and adhere to the requisite fiscal standards.

EMERGING MARKETS BOND FUND
--------------------------
************************************************************
PERFORMANCE COMPARISON
----------------------
    Periods Ended 12/31/99             6 Months   12 Months
    ----------------------             --------   ---------
    Emerging Markets Bond Fund           14.03%      22.97%
    --------------------------------------------------------
     J.P. Morgan Emerging Markets
    Bond Index Plus                      13.93       25.97
    --------------------------------------------------------
************************************************************

     Your fund posted strong gains in both the second half of 1999 and the full year, as shown in the table. Performance was slightly ahead of the index for the past six months, and modestly behind for the year. The index is dominated by the large Latin American markets of Argentina, Brazil, and Mexico, which together make up two-thirds of the benchmark. We continue to favor a more broadly diversified approach, which can cause the fund to lag the index when one or more of the "big three" are leading performers (as Brazil was in 1999). The fund is underweight in Brazil relative to the index, even though fully a fifth of the portfolio is invested there. Positive contributions to performance came from our reduced emphasis on Argentina, modest overweighting in Russia, and from our longstanding overweighted position in Bulgaria.

************************************************************
EMERGING MARKET GEOGRAPHIC DIVERSIFICATION
------------------------------------------
Brazil                               20%
Mexico                               13%
Argentina                            12%
Bulgaria                              9%
Russia                                7%
United States                         6%
Venezuela                             6%
Other and Reserves                   27%
------------------------------------------
Total                               100.0%

Based on  net assets as of 12/31/99.  Percentages reflect  the issuing country of the fund's securities. Excludes the effects of forward currency contracts.
************************************************************

     The spread of the global recovery into Asia and the emerging markets was the main impetus for the surge in emerging market debt. As always, there was a bump along the way -- in this case, the devaluation of the Brazilian real in January -- but this proved to be a short-lived setback. In the second half, higher U.S. interest rates and the forecast of further increases failed to halt the rally in emerging market bonds. Oil prices more than doubled during the year, boosting oil exporters such as Venezuela, Mexico, and Nigeria. Though the latter should have gained due to its apparent return to democracy, it was a laggard.

     In a reversal from 1998, Russia emerged as the best-performing emerging debt market. The market benefited from improved fiscal performance, signs of economic recovery, and a relatively more stable political scene (culminating with President Yeltsin's handover of power to Vladimir Putin on the final day of the year). Of the 165% gain in Russian debtlast year, 57% came in the fourth quarter.

     Brazil's congress passed key fiscal reforms, dealt firmly with inflation, and beat IMF targets, while Argentina coped with a change of president. Mexico benefited from its proximity to the strong U.S. economy and has detached itself to a certain extent from the other Latin American markets. In the past six months, the fund's exposure to Brazil and Mexico increased modestly, while we reduced holdings in Argentina and Russia, where we took profits. Average credit quality rose slightly to BB+, from BB six months ago. (See the Portfolio Highlights table on page 11.)

OUTLOOK
-------

     We expect inflation to remain subdued in the major industrialized nations -- Japan may even continue to experience deflation. At these levels, real interest rates (bond yields minus inflation) remain attractive compared with recent history. Real rates are currently above 4% in both the U.S. and Europe, which should provide support for the bond markets in the intermediate term. However, concern about central bank rate increases may cause the negative tone in developed country bond markets to linger through the first quarter. The U.S. Federal Reserve is intent on reining in economic growth and the markets currently anticipate the Fed will follow its February 2 rate hike with another in March. Though mortgage rates have been driven higher, which could crimp U.S. growth, wages and the wealth effect from a booming stock market have also increased. A real slowdown may depend on lower stock prices and a drop in consumer confidence.

*****************************
The  euro's inauspicious
start has left it sharply
undervalued . . .
*****************************

     There is less of a need for rate increases overseas. The euro's inauspicious start has left it sharply undervalued, in our view. With Europe's economies showing widespread improvement, the euro should be able to recoup some of its losses. Growth should approach 3% in the euro zone, spurred by the increased competitiveness of European exports and greater domestic consumption fueled by higher consumer confidence. However, there should be few inflationary pressures. Wage demands by European workers are a key factor; the European Central Bank will be watching wage settlements closely to determine the appropriate course on interest rates.

     Though the Japanese economy appears to have turned a corner, growth will likely be restrained by job losses associated with corporate restructuring. In addition, the banking system is still not healthy enough to finance a real recovery. We remain cautious on Japanese bonds. The government will continue to attempt to stimulate the economy with spending. As long-term postal savings accounts come up for renewal at sharply lower interest rates, savers are likely to pull some deposits out of that system. Therefore, Japan faces the prospect of significantly higher bond yields, excessive monetization of the debt, or both.

     Emerging market economies should continue to benefit from more balanced global growth. Absent a pickup in inflation, which we do not expect, and a greater-than-anticipated monetary tightening in the U.S., emerging market bonds should continue to prove rewarding but volatile.

Respectfully submitted,
Peter B. Askew

/s/

Executive Vice President

February 2, 2000

================================================================================
T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                        6/30/99       12/31/99
                                                        -------       --------
GLOBAL BOND FUND
----------------
Price Per Share                                       $   9.34       $   9.29
--------------------------------------------------------------------------------
Dividends Per Share
--------------------------------------------------------------------------------
    For 6 months                                          0.21           0.21
    ----------------------------------------------------------------------------
    For 12 months +                                       0.47           0.42
    ----------------------------------------------------------------------------
Dividend Yield *
--------------------------------------------------------------------------------
    For 6 months                                          4.48%          4.33%
    ----------------------------------------------------------------------------
    For 12 months                                         4.81           4.45
    ----------------------------------------------------------------------------
Weighted Average Maturity (years)                         9.4            8.4
--------------------------------------------------------------------------------
Weighted Average Effective Duration (years)               5.9            5.4
--------------------------------------------------------------------------------
Weighted Average Quality **                                 AA+            AA+
--------------------------------------------------------------------------------

INTERNATIONAL BOND FUND
-----------------------
Price Per Share                                       $   9.17       $   9.16
--------------------------------------------------------------------------------
Dividends Per Share
--------------------------------------------------------------------------------
    For 6 months                                          0.19           0.19
    ----------------------------------------------------------------------------

    For 12 months +                                       0.44           0.38
    ----------------------------------------------------------------------------
Dividend Yield *
--------------------------------------------------------------------------------
    For 6 months                                          4.12%          4.01%
    ----------------------------------------------------------------------------
    For 12 months                                         4.57           4.10
    ----------------------------------------------------------------------------
Weighted Average Maturity (years)                         8.5            7.2
--------------------------------------------------------------------------------
Weighted Average Effective Duration (years)               5.9            5.2
--------------------------------------------------------------------------------
Weighted Average Quality **                                 AA+            AA+
--------------------------------------------------------------------------------

EMERGING MARKETS BOND FUND
--------------------------
Price Per Share                                       $   9.38       $  10.11
--------------------------------------------------------------------------------
Dividends Per Share
--------------------------------------------------------------------------------
    For 6 months                                          0.55           0.53
    ----------------------------------------------------------------------------
    For 12 months +                                       1.20           1.08
    ----------------------------------------------------------------------------
Dividend Yield *
--------------------------------------------------------------------------------
    For 6 months                                         12.55%         11.45%
    ----------------------------------------------------------------------------
    For 12 months                                        13.44          12.34
    ----------------------------------------------------------------------------
Weighted Average Maturity (years)                        14.3           13.3
--------------------------------------------------------------------------------
Weighted Average Effective Duration (years)               4.6            4.6
--------------------------------------------------------------------------------
Weighted Average Quality **                                  BB            BB+
--------------------------------------------------------------------------------

     * Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
     **   Based on T. Rowe Price research.
     + Includes return-of-capital distributions of $0.10, $0.05, and $0.35 for Global Bond Fund, International Bond Fund, and Emerging Markets Bond Fund, respectively.
================================================================================

T. Rowe Price Foreign Bond Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GLOBAL BOND FUND
----------------
                  J.P. Morgan Global
                     Governmant Bond                     Global
Date                Index (unhedged)                  Bond Fund
----              ------------------                  ---------
12/31/90                      10,000                     10,000
12/91                         11,545                     11.131
12/92                         12,071                     16,493
12/93                         13,551                     12,775
12/94                         13,724                     12,384
12/95                         16,375                     14,360
12/96                         17,096                     15,595
12/97                         17,335                     15,846
12/98                         19,990                     17,737
12/99                         18,974                     16,550

INTERNATIONAL BOND FUND
-----------------------
                J.P. Morgan Non-U.S.
                   Dollar Governmant              International
Date                      Bond Index                  Bond Fund
----              ------------------              -------------
12/89                         10,000                     10,000
12/90                         11,561                     11.605
12/91                         13,400                     13,664
12/92                         13,613                     13,992
12/93                         15,591                     16,790
12/94                         16,359                     16,481
12/95                         19,814                     19,827
12/96                         20,858                     21,241
12/97                         20,071                     20,568
12/98                         23,740                     23,658
12/99                         22,275                     21,799

EMERGING MARKETS BOND FUND
--------------------------
                         J.P. Morgan
                    Emerging Markets           Emerging Markets
Date                 Bond Index Plus                  Bond Fund
----               -----------------           ----------------
12/30/94                      10,000                     10,000
12/95                         12,677                     12,581
12/96                         17,660                     17,207
12/97                         19,959                     20,103
12/98                         17,095                     15,461
12/99                         21,535                     19,013

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                              Since    Inception
Periods Ended 12/31/99        1 Year   5 Years   10 Years   Inception     Date
----------------------        ------   -------   --------   ---------  ---------
Global Bond Fund              -6.69%     5.97%       -          5.76%   12/31/90
International Bond Fund       -7.86      5.75       8.10%       7.86     9/10/86
Emerging Markets Bond Fund    22.97     13.71        -         13.71    12/30/94

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price Global Bond Fund
--------------------------------------------------------------------------------
                                  For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                                Year
                               Ended
                            12/31/99   12/31/98  12/31/97  12/31/96  12/31/95
                            --------   --------  --------  --------  --------
NET ASSET VALUE
Beginning of period         $  10.51    $  9.90  $  10.35  $  10.26   $  9.22
--------------------------------------------------------------------------------
Investment activities
 Net investment income (loss)   0.41*      0.53*     0.54*     0.56*     0.59*
 Net realized and
 unrealized gain (loss)        (1.10)      0.61     (0.39)     0.09      1.04
--------------------------------------------------------------------------------
 Total from
 investment activities         (0.69)      1.14      0.15      0.65      1.63
--------------------------------------------------------------------------------

Distributions
 Net investment income         (0.32)     (0.53)    (0.49)    (0.56)    (0.59)
 Net realized gain             (0.11)       -       (0.11)      -         -
 Tax return of capital         (0.10)       -         -         -         -
--------------------------------------------------------------------------------
 Total distributions           (0.53)     (0.53)    (0.60)    (0.56)    (0.59)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period                $  9.29   $  10.51   $  9.90  $  10.35  $  10.26
================================================================================

RATIOS/SUPPLEMENTAL=DATA========================================================

Total return**                 (6.69)%*   11.93%*    1.61%*    6.59%*   18.13%*
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets              1.00%*     1.00%*    1.20%*    1.20%*    1.20%*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                      4.23%*     5.29%*    5.38%*    5.48%*    6.08%*
--------------------------------------------------------------------------------
Portfolio turnover rate       123.1%     136.2%    153.2%    262.6%+   290.7%
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)              $ 32,336  $  41,926  $ 44,069  $ 55,869  $ 28,207
--------------------------------------------------------------------------------

     ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * Excludes expenses in excess of a 1.20% voluntary expense limitation in effect through 12/31/97 and a 1.00% voluntary expense limitation in effect through 12/31/00
     + Excludes the effect of the acquisition of the Short-Term Global Income Fund's assets

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price International Bond Fund
--------------------------------------------------------------------------------
                                  For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                                Year
                               Ended
                            12/31/99   12/31/98  12/31/97  12/31/96  12/31/95
                            --------   --------  --------  --------  --------
NET ASSET VALUE
Beginning of period         $  10.46    $  9.58  $  10.46  $  10.46   $  9.34
--------------------------------------------------------------------------------
Investment activities
 Net investment income (loss)   0.37       0.51      0.54      0.60      0.62
 Net realized and
 unrealized gain (loss)        (1.18)      0.88     (0.87)     0.11      1.24
--------------------------------------------------------------------------------

 Total from
 investment activities         (0.81)      1.39     (0.33)     0.71      1.86
--------------------------------------------------------------------------------
Distributions
 Net investment income         (0.33)     (0.51)    (0.46)    (0.60)    (0.62)
 Net realized gain             (0.11)       -       (0.09)    (0.11)    (0.12)
 Tax return of capital         (0.05)       -         -         -         -
--------------------------------------------------------------------------------
 Total distributions           (0.49)     (0.51)    (0.55)    (0.71)    (0.74)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period                $  9.16   $  10.46   $  9.58  $  10.46  $  10.46
================================================================================

RATIOS/SUPPLEMENTAL=DATA========================================================
Total return*                  (7.86)%    15.03%    (3.17)%    7.13%    20.30%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets              0.90%      0.88%     0.86%     0.87%     0.90%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                      3.93%      5.19%     5.38%     5.86%     6.10%
--------------------------------------------------------------------------------
Portfolio turnover rate        94.9%     128.9%    155.9%    234.0%    237.1%
--------------------------------------------------------------------------------
Net assets, end of period
(in millions)              $  779     $  926    $  826    $  969  $  1,016
--------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Emerging Markets Bond Fund
--------------------------------------------------------------------------------
                                  For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                                Year                                 12/30/94
                              Ended                                   Through
                            12/31/99   12/31/98  12/31/97  12/31/96  12/31/95
                            --------   --------  --------  --------  --------
NET ASSET VALUE
Beginning of period          $  9.23   $  13.71  $  12.97  $  10.67  $  10.00
--------------------------------------------------------------------------------
Investment activities
 Net investment income (loss)   0.97       1.31*     1.16*     1.00*     1.03*
 Net realized and unrealized
 gain (loss)                    0.99      (4.29)     0.97++    2.72      1.38
--------------------------------------------------------------------------------

 Total from
 investment activities          1.96      (2.98)     2.13      3.72      2.41
--------------------------------------------------------------------------------
Distributions
 Net investment income         (0.73)     (1.31)    (1.15)    (1.01)    (1.02)
 Net realized gain               -        (0.19)    (0.24)    (0.41)    (0.72)
 Tax return of capital         (0.35)       -         -         -         -
--------------------------------------------------------------------------------
 Total distributions           (1.08)     (1.50)    (1.39)    (1.42)    (1.74)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period               $  10.11    $  9.23  $  13.71  $  12.97  $  10.67
================================================================================

RATIOS/SUPPLEMENTAL=DATA========================================================
Total retur*                   22.97%    (23.09)%*  16.83%*   36.77%*   25.81%*
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets              1.25%      1.25%*    1.25%*    1.25%*    1.25%*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to
average net assets             10.56%     11.52%*    8.61%*    8.37%*   10.20%*
--------------------------------------------------------------------------------
Portfolio turnover rate        54.0%      78.4%     87.6%    168.7%    273.5%
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)            $173,078   $148,111  $113,419   $39,862    $9,989
--------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/00
     ++ The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Global Bond Fund
--------------------------------------------------------------------------------
                                                               December 31, 1999
PORTFOLIO OF INVESTMENTS
------------------------
                                                    Par/Shares    Value
                                                        In thousands
ARGENTINA 0.7%
Government Bonds 0.7%
Republic of Argentina
    FRB, 6.813%, 3/31/05                        USD      66   $     60
-------------------------------------------------------------------------
    Par, FRN, 6.00%, 3/31/23                            275        182
-------------------------------------------------------------------------
Total Argentina  (Cost $265)                                       242

AUSTRIA=1.3%=============================================================
Government Bonds 1.3%
Republic of Austria, 4.75%, 12/20/04            JPY  35,000        405
-------------------------------------------------------------------------
Total Austria  (Cost $379)                                         405

BRAZIL=0.7%==============================================================
Government Bonds 0.7%
Republic of Brazil (Class C)
    8.00%, 4/15/14                              USD     303        228
-------------------------------------------------------------------------
Total Brazil  (Cost $200)                                          228

BULGARIA=0.9%============================================================
Government Bonds 0.9%
National Republic of Bulgaria, FLIRB
    STEP, 2.75%, 7/28/12                                410        296
-------------------------------------------------------------------------
Total Bulgaria  (Cost $274)                                        296

CANADA=1.0%==============================================================
Government Bonds 1.0%
Province of Alberta, 8.00%, 3/1/00              CAD     450        313
-------------------------------------------------------------------------
Total Canada  (Cost $339)                                          313
-------------------------------------------------------------------------

COLOMBIA=0.0%============================================================
Government Bonds 0.0%
Republic of Colombia, 9.75%, 4/23/09            USD      15         14
-------------------------------------------------------------------------
Total Colombia  (Cost $13)                                          14
-------------------------------------------------------------------------

CYPRUS=0.4%==============================================================
Government Bonds 0.4%
Republic of Cyprus, 5.375%, 7/28/08             EUR     150   $    142
-------------------------------------------------------------------------
Total Cyprus  (Cost $158)                                          142
-------------------------------------------------------------------------

DENMARK=4.6%=============================================================
Government Bonds 4.6%
Kingdom of Denmark
    6.00%, 11/15/02                             DKK   4,000        556
-------------------------------------------------------------------------
    8.00%, 3/15/06                                    6,000        918
-------------------------------------------------------------------------
Total Denmark  (Cost $1,566)                                     1,474

FRANCE=4.0%==============================================================
Government Bonds 3.1%
Bons du Tresor Annuel, 4.50%, 7/12/02           EUR     500        504
-------------------------------------------------------------------------
Caisse d'Amort Dette Sociale, 6.50%, 3/11/02    USD     200        199
-------------------------------------------------------------------------
Caisse Nationale des Autoroutes, 5.85%, 3/24/13 EUR     290        290
-------------------------------------------------------------------------
                                                                   993
-------------------------------------------------------------------------
Corporate Bonds 0.9%
Reseau Ferre de France, 5.25%, 4/14/10                  300        291
-------------------------------------------------------------------------
                                                                   291
-------------------------------------------------------------------------
Total France  (Cost $1,444)                                      1,284

GERMANY=5.3%=============================================================
Government Bonds 5.3%
Bundesrepublic
    6.875%, 5/12/05                                   1,315      1,436
-------------------------------------------------------------------------
    7.50%, 11/11/04                                     259        289
-------------------------------------------------------------------------
Total Germany  (Cost $1,938)                                     1,725

GREECE=1.4%==============================================================
Government Bonds 0.8%
Republic of Greece, 6.50%, 1/11/14              GRD  90,000        272
-------------------------------------------------------------------------
                                                                   272
-------------------------------------------------------------------------
Corporate Bonds 0.6%
Public Power, 4.50%, 3/12/09                    EUR     200   $    176
-------------------------------------------------------------------------
                                                                   176
-------------------------------------------------------------------------
Total Greece  (Cost $470)                                          448

ITALY=2.3%===============================================================
Government Bonds 2.3%
Buoni del Tesoro Poliennali
    7.25%, 11/1/26                                      373        427
-------------------------------------------------------------------------
    9.00%, 10/1/03                                      269        305
-------------------------------------------------------------------------
Total Italy  (Cost $851)                                           732

JAPAN=2.8%===============================================================
Government Bonds 2.8%
Government of Japan
    0.90%, 12/22/08                             JPY  46,000        417
-------------------------------------------------------------------------
    3.00%, 9/20/05                                   45,000        487
-------------------------------------------------------------------------
Total Japan  (Cost $817)                                           904

MEXICO=0.9%==============================================================
Government Bonds 0.9%
United Mexican States
    9.875%, 1/15/07                             USD      90         94
-------------------------------------------------------------------------
    11.50%, 5/15/26                                     175        209
-------------------------------------------------------------------------
Total Mexico  (Cost $278)                                          303

NETHERLANDS=5.2%=========================================================
Government Bonds 4.7%
Government of Netherlands
    5.50%, 1/15/28                              EUR     170        159
-------------------------------------------------------------------------
    5.75%, 1/15/04                                    1,326      1,379
-------------------------------------------------------------------------
                                                                 1,538
-------------------------------------------------------------------------
Corporate Bonds 0.5%
Hermes Europe Railtel, 10.375%, 1/15/06                  80         81
-------------------------------------------------------------------------
United Pan-Europe Communications, 10.875%, 8/1/0         75         77
-------------------------------------------------------------------------
                                                                   158
-------------------------------------------------------------------------
Total Netherlands  (Cost $1,963)                                 1,696

POLAND=1.0%==============================================================
Government Bonds 1.0%
Republic of Poland
    Par, STEP, 3.50%, 10/27/24                  USD     400   $    246
-------------------------------------------------------------------------
    PDI, STEP, 6.00%, 10/27/14                          100         89
-------------------------------------------------------------------------
Total Poland  (Cost $363)                                          335

RUSSIA=0.4%==============================================================
Government Bonds 0.4%
Government of Russia
 Participation Agreement, Russian roubles and OF
    0.00% - 25.00%, 12/15/01 - 1/21/04          RUB   1,463         17
-------------------------------------------------------------------------
Russian Treasury Bill, Zero Coupon, 5/17/00             437         11
-------------------------------------------------------------------------
Vnesheconombank
    IAN, FRN, 6.906%, 12/15/15 *                USD     220         40
-------------------------------------------------------------------------
    Principal Loans, FRN, 6.906%, 12/15/20 *            330         54
-------------------------------------------------------------------------
Total Russia  (Cost $379)                                          122

SOUTH=KOREA=1.2%=========================================================
Corporate Bonds 1.2%
Korea Development Bank
    1.875%, 2/13/02                             JPY  15,000        148
-------------------------------------------------------------------------
    7.125%, 4/22/04                             USD     250        244
-------------------------------------------------------------------------
Total South Korea  (Cost $372)                                     392

SPAIN=2.0%===============================================================
Government Bonds 2.0%
Bonos del Estado
    6.00%, 1/31/29                              EUR     150        149
-------------------------------------------------------------------------
    6.15%, 1/31/13                                      486        505
-------------------------------------------------------------------------
Total Spain  (Cost $846)                                           654
-------------------------------------------------------------------------

SUPRANATIONAL=5.6%=======================================================
Government Bonds 5.6%
Asian Development Bank, 3.125%, 6/29/05         JPY  25,000        271
-------------------------------------------------------------------------
European Investment Bank
    4.00%, 4/15/09                              EUR     690   $    616
-------------------------------------------------------------------------
    5.25%, 3/23/02                                   65,000        330
-------------------------------------------------------------------------
Inter-American Development Bank, 1.90%, 7/8/09  JPY  60,000        602
-------------------------------------------------------------------------
Total Supranational  (Cost $1,801)                               1,819
-------------------------------------------------------------------------

SWEDEN=3.1%==============================================================
Government Bonds 3.1%
Kingdom of Sweden, 5.50%, 4/12/02               SEK   8,500      1,008
-------------------------------------------------------------------------
Total Sweden  (Cost $1,046)                                      1,008
-------------------------------------------------------------------------

TUNISIA=0.7%=============================================================
Government Bonds 0.7%
Central Bank of Tunisia, 4.95%, 9/27/11         JPY  20,000        210
-------------------------------------------------------------------------
Total Tunisia  (Cost $166)                                         210
-------------------------------------------------------------------------

UNITED=KINGDOM=4.9%======================================================
Government Bonds 0.7%
United Kingdom Treasury, 6.50%, 12/7/03         GBP     142        232
-------------------------------------------------------------------------
                                                                   232
-------------------------------------------------------------------------
Corporate Bonds 4.2%
Abbey National Treasury, 5.25%, 1/21/04                 155        236
-------------------------------------------------------------------------
Colt Telecom, 8.875%, 11/30/07                  EUR     160         86
-------------------------------------------------------------------------
Doncasters, 8.125%, 5/1/09                      GBP      50         79
-------------------------------------------------------------------------
Energis, 9.50%, 6/15/09                                  25         43
-------------------------------------------------------------------------
LCR Finance, 4.75%, 12/31/10                            380        550
-------------------------------------------------------------------------
Lloyds Bank, 5.625%, 7/15/49                    EUR     200        186
-------------------------------------------------------------------------
Orange, 7.625%, 8/1/08                                  100        106
-------------------------------------------------------------------------
Telewest Communications, STEP, 0%, 4/15/09      GBP      67         67
-------------------------------------------------------------------------
                                                                 1,353
-------------------------------------------------------------------------
Total United Kingdom  (Cost $1,704)                              1,585
-------------------------------------------------------------------------

UNITED=STATES=44.4%======================================================
Government Bonds 24.2%
Federal National Mortgage Assn., 6.25%, 11/15/02USD     350        346
-------------------------------------------------------------------------
Tennessee Valley Authority, 6.375%, 9/18/06     EUR     400        216
-------------------------------------------------------------------------
U.S. Treasury Bonds
    5.25%, 11/15/28                             USD   1,000   $    824
-------------------------------------------------------------------------
    6.375%, 8/15/27                                   1,260      1,210
-------------------------------------------------------------------------
    7.125%, 2/15/23                                     810        843
-------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed, 3.875%, 1/15/09        359        347
-------------------------------------------------------------------------

U.S. Treasury Notes
    4.25%, 11/15/03                                     750        696
-------------------------------------------------------------------------
    5.25%, 5/15/04                                    1,410      1,350
-------------------------------------------------------------------------
    6.00%, 8/15/00                                    2,000      2,001
-------------------------------------------------------------------------
                                                                 7,833
-------------------------------------------------------------------------
Corporate Bonds 18.0%
3M, 5.00%, 10/15/01                             EUR     500        259
-------------------------------------------------------------------------
American Standard, 7.125%, 6/1/06                        80         81
-------------------------------------------------------------------------
Aramark Services, 6.75%, 8/1/04                 USD     250        236
-------------------------------------------------------------------------
Capital One Financial, 7.125%, 8/1/08                   150        136
-------------------------------------------------------------------------
Chancellor Media, 8.00%, 11/1/08                        100        100
-------------------------------------------------------------------------
Comcast Cable Communications, 6.20%, 11/15/08           400        362
-------------------------------------------------------------------------
Dura Operating, 9.00%, 5/1/09                   EUR      75         72
-------------------------------------------------------------------------
Huntsman ICI Chemicals, 10.125%, 7/1/09                  60         64
-------------------------------------------------------------------------
KFW International Finance
    1.00%, 12/20/04                             JPY 137,000      1,345
-------------------------------------------------------------------------
    5.50%, 6/18/04                              GBP     360        553
-------------------------------------------------------------------------
Metromedia Fiber Network, 10.00%, 12/15/09      EUR      43         45
-------------------------------------------------------------------------
Newell, 6.35%, 7/15/08                          USD     500        457
-------------------------------------------------------------------------
Norfolk Southern, 7.35%, 5/15/07                        500        488
-------------------------------------------------------------------------
NTL, STEP, 10.75%, 4/1/08                       GBP      80         87
-------------------------------------------------------------------------
Proctor & Gamble, 1.50%, 12/7/05                JPY  50,000        494
-------------------------------------------------------------------------
R&B Falcon, 6.75%, 4/15/05                      USD     500        445
-------------------------------------------------------------------------
SunAmerica Institutional Funding
    5.125%, 4/15/08                             EUR     750        367
-------------------------------------------------------------------------
    5.25%, 5/20/09                                    1,500        218
-------------------------------------------------------------------------
                                                                 5,809
-------------------------------------------------------------------------

Money Market Funds 2.2%
Reserve Investment Fund, 6.16% #                        696        696
-------------------------------------------------------------------------
                                                                   696
-------------------------------------------------------------------------
Total United States  (Cost $14,907)                             14,338
-------------------------------------------------------------------------


Total=Investments=in=Securities==========================================
94.8% of Net Assets (Cost $32,539)                            $ 30,669

Forward=Currency=Exchange=Contracts======================================
In thousands
Counter-                                                        Unrealized
party           Settlement  Receive           Deliver          Gain (Loss)
_______________ __________  _______________   _______________  ____________
Chase Manhattan   1/18/00   AUD         260   USD        165   $         6
Chase Manhattan   1/18/00   EUR         570   SEK      4,895            (1)
Chase Manhattan   1/18/00   EUR         646   JPY     67,167            (8)
Chase Manhattan   1/18/00   JPY     330,670   USD      3,181            69
Chase Manhattan   1/26/00   USD         490   JPY     49,789             1
Chase Manhattan    2/8/00   CAD       2,110   USD      1,428            35

Net unrealized gain (loss) on open forward
currency exchange contracts                                            102

Other Assets Less Liabilities                                        1,565

NET ASSETS                                                   $      32,336

    #  Seven-day yield
    *  Non-income producing
FLIRB  Front loaded interest reduction bond
  FRB  Floating rate bond
  FRN  Floating rate note
  IAN  Interest arrears note
  PDI  Past due interest bond
 STEP Stepped coupon note for which the interest rate will adjust on specified future date(s)
  CAD  Canadian dollar
  DKK  Danish krone
  EUR  Euro
  GBP  British sterling
  GRD  Greek drachma
  JPY  Japanese yen
  RUB  Russian rouble
  SEK  Swedish krona
  USD  U.S. dollar

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE GLOBAL BOND FUND
--------------------------------------------------------------------------------
                                                               December 31, 1999
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
                                                               In thousands
ASSETS
Investments in securities, at value (cost $32,539)               $   30,669
Other assets                                                          3,078
---------------------------------------------------------------------------
Total assets                                                         33,747

LIABILITIES
Total liabilities                                                     1,411
---------------------------------------------------------------------------
NET ASSETS                                                       $   32,336

Net Assets Consist of:
Accumulated net investment income - net of distributions         $     (112)
Accumulated net realized gain/loss - net of distributions              (898)
Net unrealized gain (loss)                                           (1,814)
Paid-in-capital applicable to 3,481,973 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the corporation authorized                   35,160

NET ASSETS                                                       $   32,336

NET ASSET VALUE PER SHARE                                        $     9.29

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------
                                                               December 31, 1999
PORTFOLIO OF INVESTMENTS
------------------------
                                                    Par/Shares    Value
                                                        In thousands
ARGENTINA 0.5%
Government Bonds 0.5%
Republic of Argentina
    FRB, 6.813%, 3/31/05                     USD      1,540   $   1,405
-------------------------------------------------------------------------
    Par, FRN, 6.00%, 3/31/23                          3,250       2,149
-------------------------------------------------------------------------
Total Argentina  (Cost $3,703)                                    3,554

AUSTRALIA=1.5%===========================================================
Government Bonds 1.5%
Commonwealth of Australia, 8.75%, 8/15/08    AUD      9,000       6,592
-------------------------------------------------------------------------
Queensland Treasury, 6.50%, 6/14/05                   8,500       5,421
-------------------------------------------------------------------------
Total Australia  (Cost $12,241)                                  12,013

AUSTRIA=4.7%=============================================================
Government Bonds 4.7%
Republic of Austria
    4.50%, 9/28/05                           JPY    600,000       6,985
-------------------------------------------------------------------------
    4.75%, 12/20/04                                 750,000       8,690
-------------------------------------------------------------------------
    5.00%, 1/15/08                           EUR     21,061      20,610
-------------------------------------------------------------------------
Total Austria  (Cost $39,992)                                    36,285

BRAZIL=0.7%==============================================================
Government Bonds 0.7%
Republic of Brazil (Class C), 8.00%, 4/15/1  USD      6,733       5,067
-------------------------------------------------------------------------
Total Brazil  (Cost $4,431)                                       5,067

BULGARIA=0.9%============================================================
Government Bonds 0.9%
National Republic of Bulgaria
    FLIRB, STEP, 2.75%, 7/28/12                       6,630       4,790
-------------------------------------------------------------------------
    IAB, FRN, 6.50%, 7/28/11                          3,000       2,374
-------------------------------------------------------------------------
Total Bulgaria  (Cost $6,281)                                     7,164

CANADA=1.1%==============================================================
Government Bonds 1.1%
Government of Canada, 9.00%, 6/1/25          CAD      8,900       8,199
-------------------------------------------------------------------------
Total Canada  (Cost $7,978)                                       8,199

COLOMBIA=0.0%============================================================
Government Bonds 0.0%
Republic of Colombia, 9.75%, 4/23/09         USD        165   $     154
-------------------------------------------------------------------------
Total Colombia  (Cost $148)                                         154

CYPRUS=0.5%==============================================================
Government Bonds 0.5%
Republic of Cyprus, 5.375%, 7/28/08          EUR      4,000       3,778
-------------------------------------------------------------------------
Total Cyprus  (Cost $4,217)                                       3,778

DENMARK=6.0%=============================================================
Government Bonds 6.0%
Kingdom of Denmark
    6.00%, 11/15/02                          DKK    270,000      37,522
-------------------------------------------------------------------------
    8.00%, 3/15/06                                   57,800       8,847
-------------------------------------------------------------------------
Total Denmark  (Cost $49,834)                                    46,369

FRANCE=4.3%==============================================================
Government Bonds 3.0%
Bons du Tresor Annuel, 4.50%, 7/12/02        EUR     17,137      17,276
-------------------------------------------------------------------------
Caisse Nationale des Autoroutes,
        5.85%, 3/24/13                                6,067       6,087
-------------------------------------------------------------------------
                                                                 23,363
-------------------------------------------------------------------------
Corporate Bonds 1.3%
Reseau Ferre de France, 5.25%, 4/14/10               10,000       9,686
-------------------------------------------------------------------------
                                                                  9,686
-------------------------------------------------------------------------
Total France  (Cost $38,298)                                     33,049

GERMANY=12.7%============================================================
Government Bonds 10.0%
Bundesrepublic
    4.50%, 5/17/02                           EUR     22,990      23,240
-------------------------------------------------------------------------
    5.25%, 1/4/08                                    18,000      18,029
-------------------------------------------------------------------------
    6.00%, 1/4/07                                    13,642      14,359
-------------------------------------------------------------------------
    6.875%, 5/12/05                                  19,897      21,730
-------------------------------------------------------------------------
                                                                 77,358
-------------------------------------------------------------------------
Corporate Bonds 2.7%
Bank Nederlandse Gemeenten
    5.25%, 10/1/01                                   14,300   $   7,467
-------------------------------------------------------------------------
    6.25%, 8/10/00                                    6,000       3,132
-------------------------------------------------------------------------
Hypothekenbank In Essen, 4.25%, 7/6/09               11,900      10,708
-------------------------------------------------------------------------
                                                                 21,307
-------------------------------------------------------------------------
Total Germany  (Cost $109,678)                                   98,665
-------------------------------------------------------------------------

GREECE=2.3%==============================================================
Government Bonds 1.8%
Republic of Greece, 6.50%, 1/11/14           GRD  4,725,000      14,306
-------------------------------------------------------------------------
                                                                 14,306
-------------------------------------------------------------------------
Corporate Bonds 0.5%
Public Power, 4.50%, 3/12/09                 EUR      4,200       3,694
-------------------------------------------------------------------------
                                                                  3,694
-------------------------------------------------------------------------
Total Greece  (Cost $18,472)                                     18,000

ITALY=4.9%===============================================================
Government Bonds 4.9%
Buoni del Tesoro Poliennali
    7.25%, 11/1/26                           EUR      6,780       7,757
-------------------------------------------------------------------------
    9.00%, 10/1/03                                   26,923      30,545
-------------------------------------------------------------------------
Total Italy  (Cost $46,335)                                      38,302

JAPAN=3.7%===============================================================
Government Bonds 3.7%
Government of Japan, 0.90%, 12/22/08         JPY  3,200,000      29,001
-------------------------------------------------------------------------
Total Japan  (Cost $24,264)                                      29,001

luxembourg=0.1%==========================================================
Corporate Bonds 0.1%
Carrier1, 13.25%, 2/15/09                    EUR        780         837
-------------------------------------------------------------------------
                                                                    837
-------------------------------------------------------------------------
Warrants 0.0%
Carrier1, 2/9/15 *                                      780          86
-------------------------------------------------------------------------
                                                                     86
-------------------------------------------------------------------------
Total Luxembourg  (Cost $879)                                       923

MEXICO=0.8%==============================================================
Government Bonds 0.8%
United Mexican States
    11.50%, 5/15/26                          USD      3,100   $   3,708
-------------------------------------------------------------------------
    Par, 3.85%, 12/31/19
      (with attached value recovery rights)  JPY    200,000       1,801
-------------------------------------------------------------------------
    Par (Series W-A), 6.25%, 12/31/19
      (with attached value recovery rights)  USD        250         197
-------------------------------------------------------------------------
    Par (Series W-B), 6.25%, 12/31/19
      (with attached value recovery rights)             500         394
-------------------------------------------------------------------------
Total Mexico  (Cost $5,363)                                       6,100

NETHERLANDS=6.1%=========================================================
Government Bonds 4.6%
Government of Netherlands, 5.75%, 1/15/04    EUR     34,630      36,008
-------------------------------------------------------------------------
                                                                 36,008
------------------------------------------------------------------------
Corporate Bonds 1.5%
Hermes Europe Railtel, 10.375%, 1/15/06               1,910       1,943
-------------------------------------------------------------------------

Tecnost International, 5.375%, 7/30/04                7,400       7,296
-------------------------------------------------------------------------
United Pan-Europe Communications,
        10.875%, 8/1/09                               2,000       2,050
-------------------------------------------------------------------------
                                                                 11,289
-------------------------------------------------------------------------
Total Netherlands  (Cost $55,703)                                47,297

POLAND=1.2%==============================================================
Government Bonds 1.2%
Republic of Poland, STEP
    3.50%, 10/27/24                          USD     10,000       6,162
-------------------------------------------------------------------------
    PDI, 6.00%, 10/27/14                              3,575       3,173
-------------------------------------------------------------------------
Total Poland  (Cost $10,019)                                      9,335

RUSSIA=0.3%==============================================================
Government Bonds 0.3%
Government of Russia
 Participation Agreement, Russian roubles aP
    0.00% - 25.00%, 12/15/01 - 1/21/04       RUB     35,321         394
-------------------------------------------------------------------------
Russian Treasury Bill, Zero Coupon,  5/17/0          10,582         268
-------------------------------------------------------------------------
Vnesheconombank
    IAN, FRN, 6.906%, 12/15/15 *             USD      5,721   $   1,030
-------------------------------------------------------------------------
    Principal Loans, FRN, 6.906%, 12/15/20            4,780         788
-------------------------------------------------------------------------
Total Russia  (Cost $7,396)                                       2,480
-------------------------------------------------------------------------

SLOVENIA=0.3%============================================================
Government Bonds 0.3%
Republic of Slovenia, 5.375%, 5/27/05        EUR      2,200       2,194
-------------------------------------------------------------------------
Total Slovenia  (Cost $2,489)                                     2,194
-------------------------------------------------------------------------

SOUTH=KOREA=1.4%=========================================================
Government Bonds 1.0%
Korea Development Bank
    1.875%, 2/13/02                          JPY    410,000       4,043
-------------------------------------------------------------------------
    2.56%, 6/26/01                                  400,000       3,982
-------------------------------------------------------------------------
                                                                  8,025
-------------------------------------------------------------------------

Corporate Bonds 0.4%
Korea Industrial Leasing, 2.20%, 8/7/02             330,000       3,230
-------------------------------------------------------------------------
                                                                  3,230
-------------------------------------------------------------------------
Total South Korea  (Cost $9,191)                                 11,255
-------------------------------------------------------------------------

SPAIN=4.2%===============================================================
Government Bonds 4.2%
Bonos del Estado
    6.00%, 1/31/29                           EUR      7,513       7,460
-------------------------------------------------------------------------
    6.15%, 1/31/13                                   24,641      25,558
-------------------------------------------------------------------------
Total Spain  (Cost $42,814)                                      33,018
-------------------------------------------------------------------------

SUPRANATIONAL=9.1%=======================================================
Government Bonds 9.1%
Asian Development Bank, 3.125%, 6/29/05      JPY  1,215,000      13,188
-------------------------------------------------------------------------
European Investment Bank
    2.125%, 9/20/07                                 500,000       5,109
-------------------------------------------------------------------------
    3.00%, 9/20/06                                  250,000       2,729
-------------------------------------------------------------------------
    4.00%, 4/15/09                           EUR      6,200       5,532
-------------------------------------------------------------------------
    5.25%, 3/23/02                                  700,000       3,553
-------------------------------------------------------------------------
Inter-American Development Bank
    1.90%, 7/8/09                            JPY  2,700,000   $  27,100
-------------------------------------------------------------------------
    7.00%, 6/8/05                            EUR     25,000      13,895
-------------------------------------------------------------------------
Total Supranational  (Cost $66,930)                              71,106
-------------------------------------------------------------------------

SWEDEN=2.7%==============================================================
Government Bonds 2.7%
Kingdom of Sweden,
    5.50%, 4/12/02                           SEK    110,000      13,043
-------------------------------------------------------------------------
    6.50%, 10/25/06                                  64,000       7,896
-------------------------------------------------------------------------
Total Sweden  (Cost $22,031)                                     20,939
-------------------------------------------------------------------------

TUNISIA=0.5%=============================================================
Government Bonds 0.5%
Central Bank of Tunisia, 4.95%, 9/27/11      JPY    400,000       4,204
-------------------------------------------------------------------------
Total Tunisia  (Cost $3,322)                                      4,204
-------------------------------------------------------------------------

UNITED=KINGDOM=6.1%======================================================
Corporate Bonds 6.1%
Abbey National, 5.25%, 1/21/04               GBP      4,780       7,269
-------------------------------------------------------------------------
Alliance & Leicester Building Society,
        8.75%, 12/7/06                                8,500      14,722
-------------------------------------------------------------------------
Colt Telecom, 8.875%, 11/30/07               EUR      2,890       1,548
-------------------------------------------------------------------------
Doncasters, 8.125%, 5/1/09                   GBP      1,110       1,753
-------------------------------------------------------------------------
Energis, 9.50%, 6/15/09                                 555         953
-------------------------------------------------------------------------
Gallaher Group, 5.875%, 8/6/08               EUR      3,600       1,731
-------------------------------------------------------------------------
Halifax Building Society, 8.75%, 7/10/06     GBP      4,000       6,986
-------------------------------------------------------------------------
LCR Finance, 4.75%, 12/31/10                 GBP      2,700       3,909
-------------------------------------------------------------------------
Lloyds Bank, 5.625%, 7/15/49                 EUR      3,900       3,640
-------------------------------------------------------------------------
Orange, 7.625%, 8/1/08                                2,000       2,115
-------------------------------------------------------------------------
TDL Infomedia Group, 12.125%, 10/15/09       GBP        820       1,323
-------------------------------------------------------------------------
Telewest Communications, STEP, 0%,  4/15/09           1,610       1,612
-------------------------------------------------------------------------
Total United Kingdom  (Cost $47,491)                             47,561
-------------------------------------------------------------------------

UNITED=STATES=20.9%======================================================
Government Bonds 4.8%
Federal National Mortgage Assn.
    6.375%, 8/15/07                          AUD     12,000       7,435
-------------------------------------------------------------------------
    6.875%, 6/7/02                           GBP     12,900      20,858
-------------------------------------------------------------------------
Tennessee Valley Authority, 6.375%, 9/18/06  EUR     17,000       9,165
-------------------------------------------------------------------------
                                                                 37,458
-------------------------------------------------------------------------
Corporate Bonds 14.5%
3M, 5.00%, 10/15/01                                   8,350       4,325
-------------------------------------------------------------------------
American Standard, 7.125%, 6/1/06                     2,000       2,020
-------------------------------------------------------------------------
Dura Operating, 9.00%, 5/1/09                         2,000       1,904
-------------------------------------------------------------------------
Huntsman ICI Chemicals, 10.125%, 7/1/09               1,600       1,704
-------------------------------------------------------------------------
KFW International Finance
    1.00%, 12/20/04                          JPY  3,340,000      32,807
-------------------------------------------------------------------------
    5.50%, 6/18/04                           GBP     19,780      30,404
-------------------------------------------------------------------------
    6.75%, 6/20/05                           EUR     14,316      15,433
-------------------------------------------------------------------------

Metromedia Fiber Network, 10.00%, 12/15/09            1,047       1,097
-------------------------------------------------------------------------
NTL, STEP, 10.75%, 4/1/08                    GBP      1,930       2,104
-------------------------------------------------------------------------
SunAmerica Institutional Funding
    5.125%, 4/15/08                          EUR     15,800       7,733
-------------------------------------------------------------------------
    5.25%, 5/20/09                                   32,600       4,736
-------------------------------------------------------------------------
Toyota Motor Credit, 1.00%, 12/20/04         JPY    850,000       8,299
-------------------------------------------------------------------------
                                                                112,566
-------------------------------------------------------------------------
Money Market Funds 1.6%
Reserve Investment Fund, 6.16% #                     12,817      12,817
-------------------------------------------------------------------------
                                                                 12,817
-------------------------------------------------------------------------
Total United States  (Cost $170,776)                            162,841
-------------------------------------------------------------------------


Total=Investments=in=Securities==========================================
97.5% of Net Assets (Cost $810,276)                           $ 758,853

Forward=Currency=Exchange=Contracts======================================
In thousands
Counter-                                                        Unrealized
party           Settlement  Receive            Deliver          Gain (Loss)
--------------- ----------  ----------------   ---------------  --------
Chase Manhattan   1/14/00   CAD       29,986   USD     20,288   $   492
Chase Manhattan   1/14/00   EUR       40,349   USD     40,676        11
Chase Manhattan   1/14/00   USD        3,653   DKK     27,012        (6)
Chase Manhattan   1/18/00   JPY      426,489   DKK     30,464        59
Chase Manhattan   1/18/00   JPY    2,527,145   GBP     15,196       261
Chase Manhattan   1/18/00   JPY      590,140   SEK     48,772        55
Chase Manhattan   1/18/00   JPY      722,238   USD      7,039        51
Chase Manhattan    2/8/00   CAD       33,208   USD     22,468       558
Chase Manhattan    2/8/00   EUR        8,035   AUD     13,017      (433)

Net unrealized gain (loss) on open forward
currency exchange contracts                                       1,048

Other Assets Less Liabilities                                    18,771

NET ASSETS                                                    $ 778,672

     #  Seven-day yield
     *  Non-income producing
 FLIRB  Front loaded interest reduction bond
   FRB  Floating rate bond
   FRN  Floating rate note
   IAB  Interest arrears bond
   IAN  Interest arrears note
   PDI  Past due interest bond
  STEP Stepped coupon note for which the interest rate will adjust on specified future date(s)

   AUD  Australian dollar
   CAD  Canadian dollar
   DKK  Danish krone
   EUR  Euro
   GBP  British sterling
   GRD  Greek drachma
   JPY  Japanese yen
   RUB  Russian rouble
   SEK  Swedish krona
   USD  U.S. dollar

  The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------
                                                          December 31, 1999
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
                                                                   In thousands
  ASSETS
  Investments in securities, at value (cost $810,276)            $     758,853
  Securities lending collateral                                         62,516
  Other assets                                                          22,969
------------------------------------------------------------------------------
  Total assets                                                         844,338
------------------------------------------------------------------------------
  LIABILITIES
  Obligation to return securities lending collateral                    62,516
  Other liabilities                                                      3,150
------------------------------------------------------------------------------
  Total liabilities                                                     65,666
------------------------------------------------------------------------------
  NET ASSETS                                                     $     778,672

  Net Assets Consist of:
  Accumulated net investment income - net of distributions       $      (2,621)
  Accumulated net realized gain/loss - net of distributions            (13,720)
  Net unrealized gain (loss)                                           (51,050)
  Paid-in-capital applicable to 85,011,184 shares of
  $0.01 par value capital stock outstanding;
  2,000,000,000 shares of the Corporation authorized                   846,063

  NET ASSETS                                                     $     778,672
  NET ASSET VALUE PER SHARE                                      $        9.16

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE EMERGING MARKETS BOND FUND
----------------------------------------
                                                              December 31, 1999
PORTFOLIO OF INVESTMENTS
------------------------
                                                    Par/Shares    Value
                                                        In thousands
ARGENTINA 12.4%
Government Bonds 11.5%
Republic of Argentina
    11.375%, 1/30/17                                    USD    2,325 $    2,317
-------------------------------------------------------------------------------
    11.75%, 4/7/09                                             1,800      1,814
-------------------------------------------------------------------------------
    BOCON PRE 4, FRN, 5.185%, 9/1/02                           2,000      1,742
-------------------------------------------------------------------------------
    FRB, 6.813%, 3/31/05                                       8,536      7,789
-------------------------------------------------------------------------------
    Par, FRN, 6.00%, 3/31/23                                   9,350      6,183
-------------------------------------------------------------------------------
                                                                         19,845
-------------------------------------------------------------------------------
Corporate Bonds 0.9%
CEI Citicorp, 11.25%, 2/14/07                           ARS    1,000        833
-------------------------------------------------------------------------------
CIA International Telecommunications, 10.375%, 8/1/04          1,000        830
-------------------------------------------------------------------------------
                                                                          1,663
-------------------------------------------------------------------------------
Total Argentina  (Cost $21,207)                                          21,508
-------------------------------------------------------------------------------

BRAZIL=19.7%===================================================================
Government Bonds 19.7%
Republic of Brazil
    10.125%, 5/15/27                                    USD    3,495      3,016
-------------------------------------------------------------------------------
    11.625%, 4/15/04                                           4,550      4,561
-------------------------------------------------------------------------------
    14.50%, 10/15/09                                           2,628      2,918
-------------------------------------------------------------------------------
    (Class C), 8.00%, 4/15/14                                 14,316     10,773
-------------------------------------------------------------------------------
    DCB, FRN, 7.00%, 4/15/12                                   4,500      3,364
-------------------------------------------------------------------------------
    Discount, FRN, 6.938%, 4/15/24                             2,000      1,535
-------------------------------------------------------------------------------
    EI, FRN, 6.938%, 4/15/06                                   5,264      4,639
-------------------------------------------------------------------------------
    NMB, FRN, 7.00%, 4/15/09                                   1,600      1,304
-------------------------------------------------------------------------------
    Par, FRN, 5.75%, 4/15/24                                   3,000      1,943
-------------------------------------------------------------------------------
Total Brazil  (Cost $32,825)                                             34,053
-------------------------------------------------------------------------------

BULGARIA=9.2%==================================================================
Government Bonds 9.2%
National Republic of Bulgaria
    Discount (Series A), FRN, 6.50%, 7/28/24                   3,325      2,664
-------------------------------------------------------------------------------
    FLIRB, STEP, 2.75%, 7/28/12                                8,520      6,156
-------------------------------------------------------------------------------
    IAB, FRN, 6.50%, 7/28/11                                   8,900      7,042
-------------------------------------------------------------------------------
Total Bulgaria  (Cost $14,417)                                           15,862
-------------------------------------------------------------------------------

COLOMBIA=1.2%==================================================================
Government Bonds 1.2%
Republic of Colombia, 9.75%, 4/23/09                    USD    2,270 $    2,122
-------------------------------------------------------------------------------
Total Colombia  (Cost $2,036)                                             2,122
-------------------------------------------------------------------------------

ECUADOR=1.6%===================================================================
Government Bonds 1.6%
Republic of Ecuador, Discount, FRN, 6.75%, 2/28/25             7,250      2,791
-------------------------------------------------------------------------------
Total Ecuador  (Cost $3,631)                                              2,791
-------------------------------------------------------------------------------

GABON=1.7%=====================================================================
Government Bonds 1.7%
Republic of Gabon, Loan Participation
    FRN, 6.688%, 1/4/04 *                                      6,022      3,011
-------------------------------------------------------------------------------
Total Gabon  (Cost $4,563)                                                3,011
-------------------------------------------------------------------------------

INDONESIA=1.5%=================================================================
Corporate Bonds 1.1%
Indah Kiat, 11.875%, 6/15/02                                   2,000      1,780
-------------------------------------------------------------------------------
                                                                          1,780
-------------------------------------------------------------------------------
Convertible Bonds 0.4%
APP Finance (VII) Mauritius, (144a), 3.50%, 4/30/03            1,000        737
-------------------------------------------------------------------------------
                                                                            737
-------------------------------------------------------------------------------
Total Indonesia  (Cost $2,519)                                            2,517
-------------------------------------------------------------------------------

IVORY=COAST=1.7%===============================================================
Government Bonds 1.7%
Republic of Ivory Coast
    FLIRB, STEP, 2.00%, 3/31/18                         EUR   33,595        980
-------------------------------------------------------------------------------
    PDI, STEP, 1.90%, 3/30/18                                 55,214      1,993
-------------------------------------------------------------------------------
Total Ivory Coast  (Cost $4,570)                                          2,973
-------------------------------------------------------------------------------

MALAYSIA=0.5%==================================================================
Government Bonds 0.5%
Government of Malaysia, 8.75%, 6/1/09                   USD      750        791
-------------------------------------------------------------------------------
Total Malaysia  (Cost $745)                                                 791
-------------------------------------------------------------------------------

MEXICO=13.4%===================================================================
Government Bonds 13.4%
United Mexican States
    11.50%, 5/15/26                                     USD    9,724 $   11,632
-------------------------------------------------------------------------------
    Discount, 6.943%, 12/31/19
        (with attached value recovery rights)                  1,000        939
-------------------------------------------------------------------------------
    Par (Series W-A), 6.25%, 12/31/19
        (with attached value recovery rights)                  6,750      5,320
-------------------------------------------------------------------------------
    Par (Series W-B), 6.25%, 12/31/19
        (with attached value recovery rights)                  6,750      5,320
-------------------------------------------------------------------------------
Total Mexico  (Cost $21,415)                                             23,211
-------------------------------------------------------------------------------

MOROCCO=1.6%===================================================================
Government Bonds 1.6%
Kingdom of Morrocco Restructured Loan (Tranche A)
    Loan Participation, FRN, 6.844%, 1/1/09                    3,119      2,846
-------------------------------------------------------------------------------
Total Morocco  (Cost $2,531)                                              2,846
-------------------------------------------------------------------------------

NIGERIA=4.7%===================================================================
Government Bonds 4.7%
Central Bank of Nigeria
    Par (Series WW), 6.25%, 11/15/20
        (with attached payment adjustment warrants)            6,250      3,672
-------------------------------------------------------------------------------
    Promissory Notes, 5.092%, 1/5/10                          11,300      4,410
-------------------------------------------------------------------------------
Total Nigeria  (Cost $8,829)                                              8,082
-------------------------------------------------------------------------------

PANAMA=2.8%====================================================================
Government Bonds 2.8%
Republic of Panama, IRB, STEP, 4.25%, 7/17/14                  6,250      4,906
-------------------------------------------------------------------------------
Total Panama  (Cost $4,981)                                               4,906
-------------------------------------------------------------------------------

PERU=3.6%======================================================================
Government Bonds 3.6%
Republic of Peru, IRB (US Series), STEP, 3.75%, 3/7/17        10,145      6,303
-------------------------------------------------------------------------------
Total Peru  (Cost $5,403)                                                 6,303
-------------------------------------------------------------------------------

PHILIPPINES=1.1%===============================================================
Government Bonds 0.6%
Republic of Philippines, 8.875%, 4/15/08                USD    1,000 $      980
-------------------------------------------------------------------------------
                                                                            980
-------------------------------------------------------------------------------
Corporate Bonds 0.5%
Bayan Telecommunications, 144a, 13.50%, 7/15/06                1,000        885
-------------------------------------------------------------------------------
                                                                            885
-------------------------------------------------------------------------------
Total Philippines  (Cost $1,924)                                          1,865
-------------------------------------------------------------------------------

POLAND=1.3%====================================================================
Government Bonds 1.3%
Republic of Poland, Par, STEP, 3.50%, 10/27/24                 3,500      2,157
-------------------------------------------------------------------------------
Total Poland  (Cost $2,384)                                               2,157
-------------------------------------------------------------------------------

RUSSIA=6.8%====================================================================
Government Bonds 6.2%
Government of Russia
 Participation Agreement, Russian roubles
    and OFZs, STEP
    0.00% - 25.00%, 12/15/01 - 1/21/04                  RUB   33,897        378
-------------------------------------------------------------------------------
Russian Federation
        10.00%, 6/26/07                                 USD    5,750      3,658
-------------------------------------------------------------------------------
        11.75%, 6/10/03                                        1,000        767
-------------------------------------------------------------------------------
Russian Treasury Bill, Zero Coupon, 5/17/00             RUB   10,155        257
-------------------------------------------------------------------------------
Vnesheconombank
    IAN, FRN, 6.906%, 12/15/15 *                        USD    9,449      1,701
-------------------------------------------------------------------------------
    Principal Loans, FRN, 6.906%, 12/15/20 *                  24,370      4,021
-------------------------------------------------------------------------------
                                                                         10,782
-------------------------------------------------------------------------------

Corporate Bonds 0.0%
Rossiyskiy Kredit Bank, 10.25%, 9/29/00 *                      1,000         70
-------------------------------------------------------------------------------
                                                                             70
-------------------------------------------------------------------------------
Convertible Bonds 0.6%
Lukinter Finance, 3.50%, 5/6/02                         USD    1,000        950
-------------------------------------------------------------------------------
                                                                            950
-------------------------------------------------------------------------------
Total Russia  (Cost $14,126)                                             11,802
-------------------------------------------------------------------------------

THAILAND=0.0%==================================================================
Warrants 0.0%
NSM Steel, 2/1/08 *                                     USD      633 $        1
-------------------------------------------------------------------------------
                                                                              1
-------------------------------------------------------------------------------
Corporate Bonds 0.0%
NSM Steel, (144a), 12.25%, 2/1/08 *                            1,000         10
-------------------------------------------------------------------------------
                                                                             10
-------------------------------------------------------------------------------
Total Thailand  (Cost $948)                                                  11
-------------------------------------------------------------------------------

TURKEY=2.1%====================================================================
Government Bonds 0.9%
Republic of Turkey, Treasury Bill,
        Zero Coupon,  3/15/00                           TRL7,000,000      1,487
-------------------------------------------------------------------------------
                                                                          1,487
-------------------------------------------------------------------------------
Corporate Bonds 1.2%
Cellco Finance, 15.00%, 8/1/05                          USD    2,000      2,160
-------------------------------------------------------------------------------
                                                                          2,160
-------------------------------------------------------------------------------
Total Turkey  (Cost $3,686)                                               3,647
-------------------------------------------------------------------------------

VENEZUELA=5.6%=================================================================
Government Bonds 5.6%
Republic of Venezuela
    DCB, FRN, 7.00%, 12/18/07                                  8,952      7,072
-------------------------------------------------------------------------------
    Discount, FRN, (Series X-B), 6.875%, 3/31/20               1,000        710
-------------------------------------------------------------------------------
    FLIRB (Series A), 6.875%, 3/31/07                            714        564
-------------------------------------------------------------------------------
    Par (Series W-A), 6.75%, 3/31/20
        (with attached oil-linked certificates)                1,950      1,330
-------------------------------------------------------------------------------
Total Venezuela  (Cost $8,980)                                            9,676
-------------------------------------------------------------------------------

UNITED=STATES=5.7%=============================================================
Government Bonds 0.4%
U.S. Treasury Bond, Principal Only, 2/15/19                    2,500        683
-------------------------------------------------------------------------------
                                                                            683
-------------------------------------------------------------------------------
Money Market Funds 5.3%
Reserve Investment Fund, 6.16% #                               9,131      9,131
-------------------------------------------------------------------------------
                                                                          9,131
-------------------------------------------------------------------------------
Total United States  (Cost $9,833)                                        9,814

Total=Investments=in=Securities================================================
98.2% of Net Assets (Cost $171,553)                                  $  169,948

Other Assets Less Liabilities                                             3,130

NET ASSETS                                                           $  173,078

    #  Seven-day yield
    *  Non-income producing
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.9% of net assets.
  DCB  Debt conversion bond
   EI  Eligible interest bond
FLIRB  Front loaded interest reduction bond
  FRB  Floating rate bond
  FRN  Floating rate note
  IAB  Interest arrears bond
  IAN  Interest arrears note
  IRB  Interest reduction bond
  NMB  New money bond
  PDI  Past due interest bond
 STEP Stepped coupon note for which the interest rate will adjust on specified future date(s)
  ARS  Argentinean peso
  EUR  Euro
  RUB  Russian rouble
  TRL  Turkish lira
  USD  U.S. dollar

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE EMERGING MARKETS BOND FUND
----------------------------------------
                                                             December 31, 1999
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
                                                                  In thousands
  ASSETS
  Investments in securities, at value (cost $171,553)               $ 169,948
  Securities lending collateral                                        11,321
  Other assets                                                          3,825
------------------------------------------------------------------------------
  Total assets                                                        185,094
  LIABILITIES
  Obligation to return securities lending collateral                   11,321
  Other liabilities                                                       695
------------------------------------------------------------------------------
  Total liabilities                                                    12,016

  NET ASSETS                                                        $ 173,078
  Net Assets Consist of:
  Accumulated net investment income - net of distributions          $  (1,528)
  Accumulated net realized gain/loss - net of distributions           (23,182)
  Net unrealized gain (loss)                                           (1,626)
  Paid-in-capital applicable to 17,115,245 shares of
  $0.01 par value capital stock outstanding;
  2,000,000,000 shares authorized                                     199,414

  NET ASSETS                                                        $ 173,078

  NET ASSET VALUE PER SHARE                                         $   10.11

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE FOREIGN BOND FUNDS
--------------------------------
STATEMENT OF OPERATIONS
-----------------------                                           In thousands
                                                    Emerging
                                         Global      Markets     International
                                      Bond Fund    Bond Fund         Bond Fund

                                           Year
                                          Ended
                                       12/31/99      12/31/99       12/31/99
Investment Income (Loss)
 Interest                           $     1,892    $   41,581    $    18,676
 Securities lending                           6           378            192
-----------------------------------------------------------------------------
 Total income                             1,898        41,959         18,868
-----------------------------------------------------------------------------
Expenses
 Custody and accounting                     135           404            173
 Shareholder servicing                      107         1,396            411
 Investment management                       54         5,822          1,329

 Legal and audit                             22            24             22
 Registration                                20            25             23
 Prospectus and shareholder reports          14           112             29
 Directors                                    6             6              6
 Miscellaneous                                5             6              3
-----------------------------------------------------------------------------
 Total expenses                             363         7,795          1,996
-----------------------------------------------------------------------------
Net investment income (loss)              1,535        34,164         16,872
-----------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities                              (1,407)      (32,459)       (19,727)
 Foreign currency transactions              (64)        3,629            127
-----------------------------------------------------------------------------
 Net realized gain (loss)                (1,471)      (28,830)       (19,600)
-----------------------------------------------------------------------------
Change in net unrealized gain or loss
 Securities                              (2,637)      (75,002)        36,135
 Other assets and liabilities
 denominated in foreign currencies         (217)       (5,567)           426
-----------------------------------------------------------------------------
 Change in net unrealized gain or loss   (2,854)      (80,569)        36,561
-----------------------------------------------------------------------------
Net realized and unrealized gain (loss)  (4,325)      (109,399)       16,961
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS              $    (2,790)   $  (75,235)   $    33,833

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE GLOBAL BOND FUND
------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
                                                                    In thousands
                                                           Year
                                                          Ended
                                                       12/31/99       12/31/98
                                                       --------       --------
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                      $    1,535    $     2,213
   Net realized gain (loss)                              (1,471)         1,260
   Change in net unrealized gain or loss                 (2,854)         1,228
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations     (2,790)         4,701
-------------------------------------------------------------------------------

  Distributions to shareholders

   Net investment income (loss)                          (1,219)        (2,213)
   Net realized gain                                       (437)             -
   Tax return of capital                                   (368)             -
-------------------------------------------------------------------------------

   Decrease in net assets from distributions             (2,024)        (2,213)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                            5,173          6,146
   Distributions reinvested                               1,576          1,701
   Shares redeemed                                      (11,525)       (12,478)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    (4,776)        (4,631)
  Net Assets
  Increase (decrease) during period                      (9,590)        (2,143)
  Beginning of period                                    41,926         44,069
-------------------------------------------------------------------------------
  End of period                                      $   32,336    $    41,926
*Share information
   Shares sold                                              539            609
   Distributions reinvested                                 161            169
   Shares redeemed                                       (1,206)        (1,243)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding               (506)          (465)

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE INTERNATIONAL BOND FUND
-------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                  In thousands
                                                           Year
                                                          Ended
                                                       12/31/99       12/31/98
                                                       --------       --------
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                      $   34,164    $    43,748
   Net realized gain (loss)                             (28,830)        23,657
   Change in net unrealized gain or loss                (80,569)        52,216
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations    (75,235)       119,621
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                (31,573)       (43,748)
   Net realized gain                                     (9,113)             -
   Tax return of capital                                 (4,316)             -
-------------------------------------------------------------------------------
   Decrease in net assets from distributions            (45,002)       (43,748)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                          200,275        242,652
   Distributions reinvested                              41,591         38,637
   Shares redeemed                                     (269,428)      (256,522)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                   (27,562)        24,767
-------------------------------------------------------------------------------

  Net Assets
  Increase (decrease) during period                    (147,799)       100,640
  Beginning of period                                   926,471        825,831
-------------------------------------------------------------------------------
  End of period                                      $  778,672    $   926,471

*Share information
   Shares sold                                           20,529         24,641
   Distributions reinvested                               4,306          3,943
   Shares redeemed                                      (28,365)       (26,213)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding             (3,530)         2,371

The accompanying notes are an integral part of these financial statements.

===============================================================================
T. ROWE PRICE EMERGING MARKETS BOND FUND
----------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                  In thousand
                                                           Year
                                                          Ended
                                                       12/31/99       12/31/98
                                                       --------       --------
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                      $   16,872    $    15,034
   Net realized gain (loss)                             (19,600)        (9,925)
   Change in net unrealized gain or loss                 36,561        (39,787)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations     33,833        (34,678)
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                (12,647)       (15,034)
   Net realized gain                                          -         (1,606)
   Tax return of capital                                 (6,021)             -
-------------------------------------------------------------------------------
   Decrease in net assets from distributions            (18,668)       (16,640)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                           37,157        130,192
   Distributions reinvested                              17,017         15,078
   Shares redeemed                                      (44,372)       (59,260)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                     9,802         86,010
-------------------------------------------------------------------------------

  Net Assets
  Increase (decrease) during period                      24,967         34,692
  Beginning of period                                   148,111        113,419
-------------------------------------------------------------------------------
  End of period                                      $  173,078    $   148,111
*Share information
   Shares sold                                            3,989         11,727
   Distributions reinvested                               1,827          1,389
   Shares redeemed                                       (4,756)        (5,335)
   Increase (decrease) in shares outstanding              1,060          7,781

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE FOREIGN BOND FUNDS
--------------------------------
                                                              December 31, 1999
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Bond Fund (the Global
Fund), the International Bond Fund (the International Fund), and the Emerging Markets Bond Fund (the Emerging Markets Fund), nondiversified, open-end management investment companies, are three of the portfolios established by the corporation and commenced operations on December 31, 1990, September 10, 1986, and December 30, 1994, respectively.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining each fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and lo sses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce each fund's custody charges. Unrealized gains and losses on forward currency exchange contracts are included in Other as sets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     EMERGING MARKETS At December 31, 1999, each fund held investments in securities of companies located in emerging markets or issued by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     NONINVESTMENT-GRADE DEBT SECURITIES At December 31, 1999, each fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     FORWARD CURRENCY EXCHANGE CONTRACTS At December 31, 1999, the Global and International Funds were a party to forward currency exchange contracts under which they are obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

     SECURITIES LENDING Each fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At December 31, 1999, the value of loaned securities and aggregate collateral in the securities lending collateral pool were as follows:

*******************************************************************************
                                                    Emerging
                                         Global      Markets     International
                                      Bond Fund    Bond Fund         Bond Fund
                                      ---------    ---------         ---------
Loaned securities                 $     182,000 $ 56,839,000    $  10,928,000
Collateral                              236,000   62,516,000       11,321,000

*******************************************************************************

     OTHER Purchases and sales of portfolio securities, other than short-term securities, for the year ended December 31, 1999, were as follows:

*******************************************************************************
                                                    Emerging
                                         Global      Markets     International
                                      Bond Fund    Bond Fund         Bond Fund
                                      ---------    ---------         ---------
U.S. government securities
       Purchases                  $   8,897,000 $        -      $   5,096,000
       Sales                         13,556,000          -          4,223,000
Other securities
       Purchases                     33,747,000   783,501,000      78,059,000
       Sales                         35,177,000   792,143,000      83,308,000

*******************************************************************************

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 1999, the Global Fund has capital loss carryforwards for federal income tax purposes of $384,000, all of which expires in 2007. The International Fund has capital loss carryforwards for federal income tax purposes of $5,681,000, all of which expires in 2007. The Emerging Markets Fund has capital loss carryforwards for federal income tax purposes of $22,163,000, of which $6,492,000 expires in 2006 and $15,671,000 expires in
2007. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for each fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

*******************************************************************************
                                                    Emerging
                                         Global      Markets     International
                                      Bond Fund    Bond Fund         Bond Fund
                                      ---------    ---------         ---------
Undistributed net investment income $  (428,000) $(5,212,000)  $   (5,947,000)
Undistributed net realized gain         428,000   20,034,000        5,947,000
Paid-in-capital                               -  (14,822,000)              -

*******************************************************************************


     At December 31, 1999, the costs of investments for the Global, International, and Emerging Markets Funds for federal income tax purposes was substantially the same as for financial reporting and totaled $32,539,000, $810,276,000, and $171,553,000, respectively. Net unrealized gain (loss) on investments was as follows:

*******************************************************************************
                                                    Emerging
                                         Global      Markets     International
                                      Bond Fund    Bond Fund         Bond Fund
                                      ---------    ---------         ---------
Appreciated investments           $     445,000 $ 22,204,000   $    11,107,000
Depreciated investments              (2,315,000) (73,627,000)      (12,712,000)
Net unrealized gain (loss)        $  (1,870,000)$(51,423,000)  $    (1,605,000)

*******************************************************************************

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     Each  fund  is  managed  by Rowe  Price-Fleming  International,  Inc.  (the manager), which is owned by subsidiaries of T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited. The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $6,000, $451,000, and $137,000 were payable at December 31, 1999, by the Global, International, and Emerging Markets Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets for the Global Fund, 0.35% of average daily net assets for the International Fund, and 0.45% of average daily net assets for the Emerging Markets Fund, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 2000, for the Global and Emerging Markets Funds, which would cause each fund's ratio of total expenses to average net assets to exceed 1.00% and 1.25%, respectively. Thereafter through December 31, 2002, the Global and Emerging Markets Funds are required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing each fund's ratio of total expenses to average net assets to exceed 1.00% and 1.25%, respectively. Pursuant to the Global Fund's agreement, $190,000 of management fees were not accrued by the Global Fund for the year ended December 31, 1999; an additional $248,000 of unaccrued management fees from prior years remains subject to reimbursement through December 31, 2000. Pursuant to the Emerging Markets Fund's agreement, $100,000 of unaccrued fees were repaid during the year ended December 31, 1999, and $92,000 of unaccrued management fees from prior years remains subject to reimbursement through December 31, 2000.

     In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement
Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Global, International, and Emerging Markets Funds incurred expenses pursuant to these related party agreements totaling approximately $196,000, $689,000, and $257,000, respectively, for the year ended December 31, 1999, of which $22,000, $94,000, and $26,000, respectively, were payable at period-end.

     Additionally, the International and Emerging Markets Funds are two of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 40.3% of the outstanding shares of the International Fund and 56.1% of the outstanding shares of the Emerging Markets Fund at December 31, 1999. Spectrum International Fund held approximately 2.3% of the outstanding shares of the Emerging Markets Fund at December 31, 1999. For the year then ended, the International Fund was allocated $716,000 of Spectrum expenses, $48,000 of which was payable at period-end, and the Emerging Markets Fund was allocated $227,000 of Spectrum expenses, $20,000 of which was payable at period-end.

     The funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Global, International, and the Emerging Markets Funds for the year ended December 31, 1999, totaled $51,000, $1,138,000 and $85,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.

================================================================================
T. ROWE PRICE FOREIGN BOND FUNDS
--------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------
TO THE BOARD OF DIRECTORS OF T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND SHAREHOLDERS OF GLOBAL BOND FUND, INTERNATIONAL BOND FUND, AND
EMERGING MARKETS BOND FUND

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Bond Fund, International Bond Fund, and Emerging Markets Bond Fund (comprising T. Rowe Price International Fund s, Inc., hereafter referred to as the "Funds") at December 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securitie s at December 31, 1999 by correspondence with the custodian and the broker, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore, Maryland
January 20, 2000

================================================================================

T. ROWE PRICE FOREIGN BOND FUNDS
--------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/99
-----------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Global Bond and International Bond Funds' distributions to shareholders included $437,000 and $9,113,000, respectively, from long-term capital gains subject to the 20% rate gains category.

================================================================================
T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

     KNOWLEDGEABLE  SERVICE  REPRESENTATIVES
     ---------------------------------------

     BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     IN PERSON Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES
     ----------------

     CHECKING Available on most fixed income funds ($500 minimum).

     AUTOMATIC INVESTING From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

     DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

     AUTOMATED 24-HOUR SERVICES Including Tele*Access [RegistrationMark] and the
     T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*
     -------------------

     INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings -over full-service commission rates. **

     INVESTMENT INFORMATION
     ----------------------

     COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

     SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

     T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

     PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

     INSIGHTS  Educational  reports  on  investment   strategies  and  financial
     markets.

     INVESTMENT GUIDES Asset Mix Worksheet,  College Planning Kit,  Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
          ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears on
your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
DOWNTOWN
101 East Lombard Street
OWINGS MILLS
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
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10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         C15-050  12/31/99